SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 6, 2004
                        (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                         000-28307               13-3709558
    ------                         ---------               ----------
(State or other                   (Commission             IRS Employer
jurisdiction of                   File Number)           Identification
incorporation)                                              Number)


305 Madison Avenue, New York, NY                            10165
--------------------------------                            -----
(Address of principal executive office)                  (Zip code)

Registrant's telephone number including area code      (212) 986-0886
                                                        -------------
                _________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

EXPLANATORY NOTE

     Nesco Industries, Inc. (the "Company" or "Registrant") filed a Current Report on Form 8- K on October 6, 2004 (the "Original 8-K") to report among other items the dismissal of BP Audit Group PLLC ("BP Audit Group") as the Company's independent registered public accounting firm and the selection of Rothstein, Kass & Co., PC ("Rothstein Kass") to replace BP Audit Group, each occurring on October 6, 2004. The Company is filing this Amendment No. 1 on Form 8-K/A in order to amend and restate Item 4.01 as reported in the Original 8-K.

Item 4.01 Changes in Registrant's Certifying Accountant.

     On October 6, 2004, the Registrant dismissed BP Audit Group, as its independent registered public accounting firm, and engaged Rothstein Kass as its new independent registered public accounting firm for fiscal year ending April 30, 2005. BP Audit Group audited the Company's financial statement for fiscal year ending April 30, 2004 Grant Thornton LLP was the Company's independent auditor for fiscal year ending April 30, 2003.

     BP Audit Group's report on the Company's financial statements for the fiscal year ended April 30, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company's financial statements for the fiscal year ended April 30, 2004 raised a substantial doubt about the ability of the Company to continue as a going concern due to losses from operations and net working capital and stockholders' equity deficiencies.

     During the Registrant's two most recent fiscal years and through October 6, 2004, there have been no disagreements or reportable events with the BP Audit Group on any matter of accounting principles, or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the BP Audit Group would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the Registrant's two most recent fiscal years and through October 6, 2004, the Registrant has not consulted with Rothstein Kass regarding any matters or reportable events described in Items 304 (a)(2) of Regulation S-B.

     The Registrant has provided to the BP Audit Group a copy of the disclosures made in this Form 8-K/A and has requested that the BP Audit Group furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in this item and if not, stating the respects in which it does not agree. A copy of BP Audit Group's letter dated October 19, 2004 is attached to this report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 16.1 Letter from BP Audit Group

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf aby the undersigned hereunto duly authorized.

                              Nesco Industries, Inc.
Date: October 19, 2004
                              By: /s/ Matthew L. Harriton
                                  -----------------------

                              Matthew L. Harriton
                              Chief Executive Officer